Exhibit 99.1

Comprehensive Medical Waste and Unused Medication
Management Solutions Provider
INVESTOR PRESENTATION
JANUARY 2014
NASDAQ: SMED

Safe Harbor
These slides contain (and the accompanying oral discussion will contain) “forward-
looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995. The words “believe”, “estimate”, “anticipate”, “project” and “expect” and similar expressions are intended to identify forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company, conditions affecting the Company’s customers and suppliers, competitor responses to the
Company’s products and services, the overall market acceptance of such products and services, the effectiveness of the Company’s strategy and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange
Commission. Consequently, such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Company Overview
Sharps Compliance is a leading full-service provider of cost-effective, customized, and unique solutions for the proper management of medical waste and unused medications.
▪ Comprehensive mail-back solutions
▪ Ability to “bolt-in” route-based pick-up services where needed to complement mail-back
▪ Provides valuable data to support regulatory and patient compliance
▪ Serving high growth “alternate site” areas of the market: pharmaceutical manufacturer, retail pharmacy, professional, and assisted living/long-term care

Investment Considerations
▪ 7.7% organic 4-year CAGR in core business segments
▪ Sales and marketing team in place to drive continued growth
Long-Term Organic
Growth
▪ Aging population
▪ Shift to alternative site healthcare
▪ Increasing medical waste regulations
▪ Need to save money in changing healthcare environment
At Nexus of Several
Compelling Trends
▪ Industry has historically relied on expensive and inefficient waste haulers
▪ Sharps offers a better option for small quantity generators
▪ One of only two providers that can service nation-wide customers
Challenging the
Industry Standard
▪ Asset-light; low maintenance capital expenditures
▪ Recurring revenue and high operating leverage
▪ High barriers to entry: highly regulated market, sophisticated tracking software, and one of ten medical waste incinerating facilities in the country
Attractive Business
Model
▪ $15.3M in cash as of September 30, 2013
▪ No long-term debt
▪ 15.4M shares outstanding
▪ 44,000 shares repurchased under current repurchase plan
Solid Balance Sheet
▪ Creates “touch points”
▪ Improves patient compliance
▪ Extends medication adherence
▪ Builds brand loyalty
Transforming How
Pharma Interacts with
Patients
▪ 21.7% YOY revenue growth in 1Q14

Sharps has Transformed to a Comprehensive Medical Waste Solutions Provider

Mail-back
in home
healthcare
Expanded markets:
▪ Assisted Living
▪ Retail Pharmacy
▪ Distributors
Pharmaceutical
Manufacturer
Patient Support
Programs
Launch of
inside sales and
e-commerce
driven website -
Professional
Market
Alliance with
Daniels
Sharpsmart
1996
2006
2010
2012

Full Service Provider: Daniels Alliance
Traditional Pick-up Services
(Dedicated truck & driver)
Mail-back Solutions
(using existing USPS infrastructure)
Sharps’ Comprehensive Solution
▪ Sharps + Daniels alliance services entire U.S. medical waste market
 ▪ Allows Sharps to provide pick-up service where needed to complement mail-back
 ▪ Stericycle is only other national provider
▪ Key for customers with large quantity locations
▪ Enhances pipeline by over $30 million
Alliance with Daniels Allows Sharps to Remain Asset-Light
While Offering a Full Solution

TRENDS DRIVING GROWTH

Point of Care Shifting Towards Sharps' Core Customers

Healthcare Reform
Cost Pressure
Healthcare Reform
Cost Pressure
Healthcare Reform
Cost Pressure
Aging Population

Traditional
Healthcare
Setting
▪ Core Traditional Waste
 Hauler Market
▪ Core Sharps Markets
Urgent Care
Clinics
Assisted
Living/Long-
Term Care
Home Health
Care
Clinics/Retail
Pharmacies
Sharps Serves All Medical Waste Markets

Focused on the Largest, Fastest Growing Segment of Medical Marketplace

EMERGENCY
Emergency Patient Parking
Main Entrance
Physician Parking

Walgreens
Walgreens

HEALTH CLINIC

Large Healthcare
Setting
Non-hospital/Alternative Care
Retail Pharmacies
Clinics
Home Healthcare
Setting
Assisted Living
Larger Market
Faster Growth

SHARPS

65 Years and Older
Population in thousands
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
2015
2020
2025
2030
2035
2040
2045
2050

Aging Demographic
Source: US Census Bureau
US Population Aged 65+ Expected to Double Within Next 25
Years

SHARPS

North American Injectable Drug Delivery Technologies Market

$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$ in billions
12.3% CAGR
2012
2017

Growing North American Drug Market
Source: MarketsandMarkets
North American Injectable Drug Market Projected
CAGR of 12.3%

BUSINESS OVERVIEW

SHARPS

Offering Solutions Across High Growth Sectors

Retail Pharmacy

- Cost-effective and comprehensive mail-back solutions for flu and year-round immunizations

Pharmaceutical Manufacturer

- Customized branded mail-back solutions
- Compliance data which is used to improve medication adherence
- Build brand loyalty

Professional/ Assisted Living/Long-Term Care

SHARPS

- Cost-effective solutions
- Accommodates all facilities

13

SHARPS

TAKEAWAY
FIRST CLASS MAIL

TAKEAWAY
TAKEAWAY

TAKEAWAY
TAKEAWAY

Unused Medication Management Solutions
Market Opportunity
▪ United States generates an estimated 250
 million pounds of unused medication waste
▪ Changing regulatory environment that would
 require pharmaceutical manufacturers to pay
 and allow collection and transportation of
 controls
Customers
▪ Assisted Living Facilities
▪ Independent Pharmacies (drive foot
 traffic)
▪ Retail Pharmacies (resell to
 consumers)
▪ Government
Solution
▪ Mail and ship back proprietary solutions
 for the proper treatment of unused
 patient medications

Opportunity for Significant Growth in Markets We Serve
Market	Market Size	Market Growth Rate	Sharps Revenue Run Rate	Current Penetration
Professional	$648M	5%¹	$4.3M	<1%
Pharmaceutical Manufacturer	$23M²	12%	$2.5M	11%
Assisted Living/Long- term Care	$84M	5.7%	$1.6M	2%
Home Health Care	$100M	7.7%	$6.9M	7%
Retail Pharmacy	$8M³	15-20%	$5.7M	75-80%
³Assumes only 16% of U.S. flu shots administered in retail pharmacies (23% historical 5-year CAGR)
²Reflects only specific program opportunities we have identified, not the entire market
¹Average projected growth rates of physician, dental, and veterinary spending

Professional Market Billings
(in millions)
$3.0
$3.9
$4.3
2012
2013
Q1 2014 TTM

Professional Market
Customers
Solution
▪ Sharps Recovery System™ and pick up to
 supplement larger chains
Market Opportunity
▪ Currently 800,000 professional offices across
 the US
▪ Translates to a $648M market opportunity
▪ Dental
▪ Veterinarian
▪ Physicians
▪ Other service-related practices
▪ Dental and Veterinarian chains
Sales and Distribution Channels
▪ Telemarketing/Inside Sales
▪ E-commerce
▪ Distributors
▪ Direct (larger chains)

Pharmaceutical Manufacturer Market
Customers
Solution
▪ Customized/branded solutions
▪ Creating “touch points”
▪ Data supporting improved drug compliance
▪ Extended medication adherence
▪ Building brand loyalty
Market Opportunity
▪ North American injectable drug delivery technologies
 market projected to grow at a CAGR of 12.3% from
 2012 to 2017
Source: MarketsandMarkets
▪ Large global Pharmaceutical Manufacturers
▪ Self-injectable “high end” drugs
▪ Complex injection devices
Sales and Distribution Channels
▪ Direct/Enterprise Sales
Pharmaceutical
Manufacturer Market
Billings
(in millions)

SHARPS

Measuring Compliance
1-Gallon Mailback
1-Quart Mailback
COMPLIANT
LIGHT
HEAVY

Creating Patient Touchpoints for Pharma Industry
▪ Patient diagnosed
 and prescribed
 medication at
 professional/
 specialist office
▪ Patient “opts in” to
 the Patient Support
 Program including
 mail-back
▪ Sharps treats waste
 and collects
 valuable data used
 to determine patient
 compliance
▪ Patient compliance
 data provided to
 Pharmaceutical
 Manufacturer;
 creates patient
 “touch points”
Increasing Pharma’s Ability to Drive Sales and Ensure Medication Discipline

SHARPS

BROOKDALE
SENIOR LIVING SOLUTIONS
ALL THE PLACES LIFE CAN GO™

$1.3
$1.6
$1.6
2012
2013
Q1 2014 TTM

Assisted Living/Long-Term Care Market
Customers
Solution
▪ Mail-back
Market Opportunity
▪ Total addressable market of $84M
▪ US population age 65+ expected to double
 within the next 25 years
▪ 1 of 5 Americans will be 65+ by 2030
▪ Age 85+ fastest growing segment
Assisted Living /
Long-term Care
Billings
(in millions)
Source: National Institute on Aging
Sales and Distribution Channels
▪ Direct/Enterprise Sales

Retail Billings
(in millions)
$5.3
$5.0
$5.7
2012
2013
Q1 2014 TTM

Market Opportunity

US Retail Health Clinics
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1,418
1,743
2,243
2,868
2012
2013
2014
2015

Retail Pharmacy Market
Customers
Solution
▪ Mail-back (Sharps Recovery System™)
Sales and Distribution Channels
▪ Direct
▪ Vaccine distributors

FINANCIAL OVERVIEW

Attractive Business Model
▪ Costs are relatively fixed
 ▪ Operating infrastructure in place to grow 2-3X
▪ 50% gross margins on incremental revenues
▪ 5-10% SG&A increase on incremental revenues
Significant Operating
Leverage
▪ Recurring revenue model; high retention
High Recurring Revenue
▪ Alliance with Daniels allows Sharps to remain asset-light
 while offering a full-service solution
Asset-Light Cost Structure
▪ Sharps has no direct dependence on Medicaid, Medicare, or
 other third-party payers
No Third-Party Payer Risk

SHARPS

Strong Start to Fiscal Year 2014

($ in millions, % of Revenue)

Revenue
21.7% growth
$5.2
$6.3
Q1 FY13
Q1 FY14
Gross Profit & Margin
$1.6
30.1%
$2.3
37.1%
Q1 FY13
Q1 FY14
EBITDA
$(0.4)
$0.4
6.3%
Q1 FY13
Q1 FY14
Net Income (Loss)
$(0.4)
$0.1
Q1FY13X
Q1FY14Y

23

Start to Fiscal Year 2014 30.1% 37.1% ($ in millions, % of Revenue) $(0.4) $0.1 $(0.4) Q1FY13X Q1FY14Y X Excludes Q1 FY 2013 deferred tax valuation allowance of $217 thousand. Y Excludes Q1FY 2014 deferred tax valuation allowance benefit of $41 thousand. 6.3%

SHARPS

Revenue

23.2
2.1
1.7
$16.0
$17.3
$20.1
$21.5
$22.7
FY 2010
FY 2011
FY 2012
FY 2013
Q1FY 2014 TTM
U.S. Government Contract
Core Busines (recurring revenue markets)

Gross Margin

60.4%
32.1%
30.0%
29.5%
31.4%
FY 2010
FY 2011
FY 2012
FY 2013
Q1FY 2014 TTM

EBITDA

$15.2
$(3.5)
$(1.4)
$(1.6)
$(0.9)
FY 2010
FY 2011
FY 2012
FY 2013
Q1FY 2014 TTM

Net Income

$9.4
$(2.3)
$(1.5)
$(1.6)
$(1.1)
FY 2010
FY 2011[1]
FY 2012[2]
FY 2013[3]
Q1FY 2014 TTM[4]

Positioned for Margin Expansion
($ in millions)
$22.7
$39.2
$19.4
$21.8
$21.5
(2011)1 Excludes FY 2011 special charge of $378 thousand and unusual expense of $264 thousand.
(2012)2 Excludes FY 2012 unusual expense of $197 thousand and deferred tax valuation allowance of $2.0 million.
(2013)3 Excludes FY 2013 unusual expense of $102 thousand, special charge of $121 thousand and deferred tax valuation allowance of $923 thousand.
(2014 ttm)4 Excludes Q1FY 2014 TTM unusual expense of $102 thousand, special charge of $121 thousand and deferred tax valuation allowance of $665 thousand.

Core Government 2%
Professional 6%
Other 13%
Assisted Living/ Long-term Care 9%
Pharmaceutical 7%
Retail 8%
Home Health Care 55%

Assisted Living/ Long-term Care 7%
Other 5%
Core Government 2%
Pharmaceutical 11%
Professional 19%
Retail 25%
Home Health Care 31%

Diverse Revenue Mix
FY 2008 Billings
$13.2 million
Q1 FY 2014 TTM Billings
$22.6 million
Seeing Growth Across All Core Segments

Strong Balance Sheet Provides Financial Flexibility
Cash and Cash Equivalents
6/30/12
6/30/13
6/30/10
6/30/11
9/30/13
Cash Available for Organic Growth; No Long-
Term Debt

Growth Strategy
Increase awareness of Sharps’ services; pursue customers in the high-growth alternative site areas of the healthcare market
Capture opportunities arising from favorable industry trends
Leverage pick-up service to pursue larger quantity national
customers
Utilize capabilities to drive more business in the increasing self-
injectable market
Control costs to maintain highly scalable business and operating leverage

Thank You
INVESTOR PRESENTATION
JANUARY 2014
NASDAQ: SMED